Exhibit 99.1
GENERAL CABLE ANNOUNCES REVIEW OF STRATEGIC ALTERNATIVES
TO MAXIMIZE SHAREHOLDER VALUE
HIGHLAND HEIGHTS, KENTUCKY, July 16, 2017 - General Cable Corporation (NYSE: BGC), a leader in the development, design, manufacture, marketing and distribution of copper, aluminum and fiber optic wire and cable products for the energy, industrial, and communications markets, announced today that its Board of Directors has initiated a review of strategic alternatives to maximize shareholder value, including a potential sale of the Company. The Company has engaged J.P. Morgan Securities LLC as financial advisor and Sullivan & Cromwell LLP as legal advisor to assist in the process.

John E. Welsh, III, Non-Executive Chairman of the Board, said, “After careful consideration, our Board has determined to undertake a review of strategic alternatives with the goal of maximizing shareholder value. While the management team has made excellent progress in the execution of our strategic roadmap to transform the Company into a more focused, efficient and innovative organization, we expect the industry to consolidate over time and believe the review at this time is in the best interests of shareholders.”

Michael T. McDonnell, President and Chief Executive Officer, said, “I am proud of the efforts of our people to transform our business over the last two years, including rationalizing the asset base and refocusing on core businesses, streamlining our supply chain, and accelerating profitable growth in key segments. While we are benefiting from these significant operational and financial performance improvements, current dynamics in our industry are masking those accomplishments, and we expect that trend to continue through the second half of 2017 and into 2018. As the Board conducts its review, we remain committed to executing our plan, to competing and to continuing to deliver innovative wire and cable solutions that exceed customer expectations.”

There can be no assurance that the Board’s strategic review will result in any transaction, or any assurance as to its outcome or timing. The Company does not intend to disclose or comment on developments related to its review unless and until the Board has approved a specific transaction or otherwise determined that further disclosure is appropriate.

The Company also announced today preliminary financial results for the second quarter ended June 30, 2017. The Company expects to report revenues of approximately $923 million for North America, Europe and Latin America. The Company also expects to report reported operating loss and adjusted operating income for the second quarter of approximately ($23) million and $32 million, respectively. The expected reported operating loss primarily reflects a one-time non-cash charge of approximately $36 million related to the sale of the Company’s investment in Algeria, which was divested consistent with the Company’s previously announced divestiture program. A reconciliation of the reported operating loss to adjusted operating income is set out below. Additionally, as of June 30, the Company maintained availability of approximately $360 million under its $700 million asset-based revolving credit facility.

The Company’s interim financial statements for the three months ended June 30, 2017 are not yet available. The preliminary, unaudited financial information for the quarter ended June 30, 2017 presented herein is based solely on management’s estimates reflecting currently available preliminary information and remains subject to the Company’s customary closing and review processes. Final adjustments and other material developments may arise between the date of this press release and the date the Company announces second quarter 2017 results and files its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

The Company plans to report second quarter 2017 results in a press release on August 2, 2017.

Non-GAAP Financial Measures
Adjusted operating income (defined as operating income before extraordinary, nonrecurring or unusual charges and other certain items) is a “non-GAAP financial measure” as defined under the rules of the Securities and Exchange Commission.

This Company-defined non-GAAP financial measure excludes from reported results those items that management believes are not indicative of our ongoing performance and are being provided herein because management believes they are useful in analyzing the operating performance of the business and are consistent with how management reviews our operating results and the underlying business trends. Use of this non-GAAP measure may be inconsistent with similar measures presented by other companies and should only be used in conjunction with the Company’s results reported according to GAAP.

The following reconciliation of preliminary estimated reported operating income to adjusted operating income for the second quarter of 2017 contains forward-looking information.  All forward-looking information involves risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking information as a result of factors, risks and uncertainties over many of which we have no control.  See “Cautionary Statement Concerning Forward-Looking Statements” at the end of this press release.

Second Quarter
2017 Outlook
In millions	Operating Income (Loss)
Preliminary estimated reported	$(23.0)
Adjustments to reconcile operating income
Restructuring and divestiture costs (1)	13.0
Asia Pacific and Africa (income)/loss (2)	42.0
Total adjustments	55.0
Preliminary estimated adjusted	$32.0

(1)
Reflected preliminary estimated restructuring and divestiture costs which represent costs associated with the Company's announced restructuring and divestiture programs. Examples consist of, but are not limited to, employee separation costs, asset write-downs, accelerated depreciation, working capital write-downs, equipment relocation, contract terminations, consulting fees and legal costs incurred as a result of the programs. The Company adjusts for these charges as management believes these costs will not continue at the conclusion of both the restructuring and divestiture programs.

(2)
The expected Asia-Pacific and Africa loss of approximately $42 million principally consists of approximately $36 million of non-cash charges in connection with the Company’s sale of its investment in Algeria and approximately $5 million of other one-time non-cash charges associated with the Company’s remaining investments in Africa and Asia Pacific.

About General Cable
General Cable (NYSE:BGC) is a global leader in the development, design, manufacture, marketing and distribution of copper, aluminum and fiber optic wire and cable products for the energy, industrial, and communications markets. For more information about General Cable visit our website at www.generalcable.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are forward-looking statements that involve risks and uncertainties, predict or describe future events or trends and that do not relate solely to historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s process to review strategic alternatives and its ability to maximize shareholder value through such a process. Words such as “believe,” “expect,” “may,” “will,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “assume,” “seek to” or other similar expressions or the negative of these expressions, although not all forward-looking statements, are used to identify these forward-looking statements. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over many of which we have no control. With respect to the Company’s review of strategic alternatives, there is no assurance that the process will result in any transaction or other action by the Company, that any transaction or other action will be consummated, or that any transaction or other action will maximize stockholder value. These factors, risks and uncertainties include, but are not limited to: the economic strength and competitive nature of the geographic markets that the Company serves; the Company’s ability to increase manufacturing capacity and productivity; the Company’s ability to increase the Company’s selling prices during periods of increasing raw material costs; the Company’s ability to service, and meet all requirements under, the Company’s debt, and to maintain adequate domestic and international credit facilities and credit lines; the Company’s ability to establish and maintain internal controls; the impact of unexpected future judgments or settlements of claims and litigation; the impact of foreign currency exchange rate fluctuations; the impact of future impairment charges; compliance with U.S. and foreign laws, including the Foreign Corrupt Practices Act; the Company’s ability to achieve the anticipated cost savings, efficiencies and other benefits related to the Company’s restructuring program and other strategic initiatives, including the Company’s plan to exit all of the Company’s Asia Pacific and African operations; the impact of the announcement of the review of strategic alternatives on the Company’s business, its financial and operating results and its employees and customers; factors affecting the feasibility and timing of any transaction or other action; the ability to identify and close any transaction; risks related to realization of the expected benefits of any transaction or other action to the Company and its stockholders; and the other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to, its annual report on Form 10-K filed with the SEC on February 24, 2017, and subsequent SEC filings. You are cautioned not to place undue reliance on these forward-looking statements. All forward‐looking statements contained in this press release speak only as of the date on which they were made, and the Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors.

Contact:
Len Texter
Senior Vice President, Finance
Global Controller and Investor Relations
(859) 572- 8684